Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, P. Ron Ellis, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Endocyte, Inc. on Form 10-Q for the quarter ended September 30, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Endocyte, Inc. for the periods covered by such Quarterly Report on Form 10-Q.

November 7, 2014
/s/ P. Ron Ellis
	Name:	P. Ron Ellis
	Title:	President and Chief Executive Officer

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Michael A. Sherman, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Endocyte, Inc. on Form 10-Q for the quarter ended September 30, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Endocyte, Inc. for the periods covered by such Quarterly Report on Form 10-Q.

November 7, 2014
/s/ Michael A. Sherman
	Name:	Michael A. Sherman
	Title:	Chief Operating Officer and Chief Financial Officer